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Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Eagle Broadband, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Dean Cubley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/S/H. Dean Cubley
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H. Dean Cubley, Chief Executive Officer
January 20, 2003